April 28, 1998



VIA HAND DELIVERY
-----------------

UDC Homes, Inc.
6710 North Scottsdale Road
Scottsdale, Arizona  85253-4424
Attn:  Kenda B. Gonzales

                                    Re:   Amended   and   Restated   UDC  Master
                           Revolving  Line of Credit Loan  Agreement  (Borrowing
                           Base) dated as of April 30, 1997, as amended by that First Modification Agreement dated as of February 27, 1998 (collectively, the "Loan Agreement")

Ladies and Gentlemen:

                  The purpose of this letter is to set forth the agreement of Banks and Agent to grant consents to, and waivers of, temporary variances of certain covenants of the Loan Agreement. Capitalized terms not otherwise defined in this letter will have the meaning set forth in the Loan Agreement.

                  1. A&D Sublimit. The A&D Commitment Sublimit currently in effect is $63,750,000.00. Banks hereby consent to an increase in the A&D Commitment Sublimit to $80,000,000.00 for the period of April 28, 1998 through and including September 30, 1998. The foregoing consent affects all covenants in the Loan Agreement that relate to the A&D Commitment Sublimit, including, without limitation:

                  (a) the covenant in Section 4.6(b)(v), which provides that the aggregate Collateral Value with respect to all A&D Projects included in Eligible Collateral shall not exceed the A&D Commitment Sublimit then in effect; and

                  (b) the covenant in Section 4.6(b)(vi), which provides that the aggregate of the Collateral Value for all Development Projects and Finished Lot Projects shall not at any time exceed (A) the A&D Commitment Sublimit then in effect, minus (B) the aggregate Collateral Value of all Land Projects then included in Eligible Collateral.

                  2. Presold and Model Units. Pursuant to Section 4.6(b)(ii) of the Loan Agreement, the aggregate Collateral Value with respect to Spec Units and A&D Projects may not at any time exceed the aggregate Collateral Value of all Presold Units and Model Units. Banks hereby waive any non-compliance by Borrower with the
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UDC Homes, Inc.
                                                                  April 28, 1998
                                                                          Page 2

requirements of Section 4.6(b)(ii) for the period of April 28, 1998 through and including September 30, 1998.

                  3. Net Worth. Pursuant to Section 8.10 of the Loan Agreement, Borrower is obligated to maintain a minimum Net Worth, as of each Test Date, equal to or greater than $5,000,000.00. With respect to the Test Dates of March 31, 1998 and June 30, 1998, Banks hereby consent to a decrease in the minimum Net Worth required to be maintained by Borrower from $5,000,000.00 to $1,000,000.00.

The consents and waivers granted in this letter are specific in time and intent and are granted only with respect to the covenants specified above and for the times specified above. These consents and waivers shall not be construed as a consent to or waiver of any other provisions of the Loan Agreement. These consents and waivers do not constitute an agreement or obligation of Agent or Banks to waive or consent to any other existing or future event that would, absent consent or waiver, constitute an Unmatured Event of Default or Event of Default under the Loan Agreement. Except for the waivers and consents specifically set forth herein, Agent and Banks do not in any way waive or relinquish any rights they have or may have under the Loan Agreement or otherwise, nor do the waivers herein in any way affect or impair the terms of or the rights of Agent or Banks under the Loan Agreement.

                  Please execute this letter in the space provided below to indicate your agreement with the terms of this letter. This letter may be executed in counterparts.

                                           BANK ONE, ARIZONA, NA, a national
                                           banking association, as the Agent
                                           and as one of the Banks


                                           By:
                                           Name: Carol R. Grumley
                                           Title: Executive Vice President


                                           GUARANTY FEDERAL BANK, F.S.B., a
                                           federal savings bank, as the Co-Agent
                                           and as one of the Banks


                                           By:
                                           Name: Jenny E. Ray
                                           Title: Assistant Vice President
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UDC Homes, Inc.
                                                                  April 28, 1998
                                                                          Page 3

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, a national banking
                                          association, as one of the Banks


                                          By:
                                          Name: John W. McKinny
                                          Title: Vice President


                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION, a
                                          national banking association,
                                          as one of the Banks


                                          By:
                                          Name: Diana N. Parris
                                          Title: Vice President


                                          NORWEST BANK ARIZONA, NATIONAL
                                          ASSOCIATION, a national banking
                                          association, as one of the Banks


                                          By:
                                          Name: E. Kevin Kosan
                                          Title: Vice President

                                                                 AGENT AND BANKS

              Accepted and agreed to this ____ day of April, 1998.

                                          UDC HOMES, INC., a Delaware
                                          corporation


                                          By:
                                          Name: Kenda B. Gonzales
                                          Title: Senior Executive Vice President

                                                                        BORROWER

                                          UDC HOMES CONSTRUCTION, INC., an
                                          Arizona corporation


                                          By:
                                          Name: Kenda B. Gonzales
                                          Title: Senior Executive Vice President
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UDC Homes, Inc.
                                                                  April 28, 1998
                                                                          Page 4

                                          UDC ADVISORY SERVICES, INC., an
                                          Illinois corporation


                                          By:
                                          Name: Kenda B. Gonzales
                                          Title: Senior Executive Vice President


                                          UDC CORPORATION, a Delaware
                                          corporation


                                          By:
                                          Name: Kenda B. Gonzales
                                          Title: Senior Executive Vice President


                                          MOUNTAINBROOK VILLAGE COMPANY, an
                                          Arizona corporation


                                          By:
                                          Name: Kenda B. Gonzales
                                          Title: Senior Executive Vice President

                                                                      GUARANTORS
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UDC Homes, Inc.
                                                                  April 28, 1998
                                                                          Page 5

Borrower certifies to Banks and Agent that ABERDEEN SERVICES, INC., a Florida corporation, and UDC HOMES OF GEORGIA, INC., a Georgia corporation, were dissolved in accordance with Section 9.2 of the Loan Agreement.




                                         UDC HOMES, INC., a Delaware corporation


                                         By:
                                         Name: Kenda B. Gonzales
                                         Title: Senior Executive Vice President

                                                                        BORROWER